SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  March 29, 2004
(Date of earliest event reported)

Commission File No. 333-108551




                        Asset Backed Funding Corporation
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       Delaware                                           75-2533468
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

214 North Tryon Street
Charlotte, North Carolina                                   28255
Address of principal executive offices                    (Zip Code)



                                 (704) 386-2400
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               Registrant's Telephone Number, including area code


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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5. Other Events

      Attached as an exhibit is the mortgage insurance policy issued by PMI Mortgage Insurance Co. in connection with ABFC Asset-Backed Certificates, Series 2004-OPT2.

ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
(99)                                            Mortgage Insurance Policy issued
                                                by PMI Mortgage Insurance Co. in
                                                connection with ABFC
                                                Asset-Backed Certificates,
                                                Series 2004-OPT2

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ASSET BACKED FUNDING CORPORATION


March 29, 2004

                                   By:    /s/ Kirk B. Meyers
                                          ------------------------------------
                                   Name:  Kirk B. Meyers
                                   Title: Vice President

                                INDEX TO EXHIBITS



                                                                Paper (P) or
Exhibit No.             Description                             Electronic (E)
-----------             -----------                             --------------
(99)                    Mortgage Insurance Policy issued              E
                        by PMI Mortgage Insurance Co. in
                        connection with ABFC
                        Asset-Backed Certificates,
                        Series 2004-OPT2